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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 20, 1997
                                                         ----------------

                           Post Apartment Homes, L.P.
                           --------------------------
             (Exact name of registrant as specified in its charter)


            Georgia                  0-28226                     58-2053632
------------------------------    --------------           ---------------------
 (State or other jurisdiction      (Commission                 (IRS Employer
       of incorporation)           File Number)             Identification No.)


     3350 Cumberland Circle, Atlanta, Georgia                       30339
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (770) 850-4400
                                                   --------------




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Item 5. Other Events

         Post Apartment Homes, L.P. (the "Registrant") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595).


Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  1(a) -   Distribution Agreement

                  4(a) - Form of Fixed Rate Note (Incorporated by reference from Exhibit 4(a) to the Registrant's Current Report on Form 8-K dated January 29, 1997)

                  4(b) - Form of Floating Rate Note (Incorporated by reference from Exhibit 4(b) to the Registrant's Current Report on Form 8-K dated January 29, 1997)

                  5(a) -   Opinion of King & Spalding

                  8(a) -   Opinion of King & Spalding re: tax matters

                 23(a) -   Consent of Ernst & Young LLP

                 23(b) -   Consent of King & Spalding (included in Exhibit
                           5(a))






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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  POST APARTMENT HOMES, L.P.
                                  (Registrant)


                                  By:  POST PROPERTIES, INC.,
                                       as general partner


Date: October 20, 1997                 By:/s/ John A. Williams
                                          --------------------------------------
                                          John A. Williams
                                          Chairman of the Board, Chief Executive
                                          Officer and Director










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                                  EXHIBIT INDEX



Exhibit Number and Description                                                   Page
------------------------------                                                   ----
 1(a) - Distribution Agreement

 4(a) - Form of Fixed Rate Note (Incorporated by reference from Exhibit 4(a) to the Registrant's Current Report on Form 8-K dated January 29, 1997)

 4(b) - Form of Floating Rate Note (Incorporated by reference from Exhibit 4(b) to the Registrant's Current Report on Form 8-K dated January 29, 1997)

 5(a) - Opinion of King & Spalding

 8(a) - Opinion of King & Spalding re: tax matters

23(a) - Consent of Ernst & Young LLP

23(b) - Consent of King & Spalding (included in Exhibit 5(a))











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